Filed Pursuant to Rule 497(a)
File No. 333-269347
Rule 482ad

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0001 Tel. 212.476.9000

Contact:
Neuberger Berman Investment Advisers LLC
Investor Information
(877) 461-1899

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND
ANNOUNCES RIGHTS OFFERING AND SUMMARY OF TERMS

NEW YORK, January 13, 2025 – Neuberger Berman Real Estate Securities Income Fund Inc. (NYSE American: NRO) (the “Fund”) has announced approval of the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common stock (par value $0.0001 per share) (“Common Stock”), as of the record date, January 23, 2025 (the “Record Date”). Holders of these Rights will be entitled to subscribe for additional shares of Common Stock (the “Offer”) at a discount to market price.

After considering a number of factors, including potential benefits and costs, it was determined that it is in the best interests of both the Fund and its stockholders to conduct the Offer and increase the assets of the Fund available to take advantage of investment opportunities, consistent with the Fund’s primary investment objective to seek high current income and its secondary investment objective, capital appreciation.

The Fund’s investment adviser, Neuberger Berman Investment Advisers LLC, believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:
•	The Offer provides the Fund with new proceeds to capitalize on attractive investment opportunities, potentially enhancing the long-term returns of the Fund.
•	The Offer provides common stockholders with an opportunity to buy Common Stock below market price or realize value from the sale of Rights.
•	Anticipated positive impact to total expense ratio by spreading fixed costs over a larger asset base.
•	Potential for increased trading volume and liquidity of NRO Common Stock.

The Fund expects to maintain its current distribution level following the Offer. Additionally, the Fund has declared a regular monthly distribution payable on January 31, 2025, with a record date of January 16, 2025, and a regular monthly distribution payable on February 28, 2025, with a record date of February 6, 2025, neither of which will be payable with respect to Common Stock that is issued pursuant to the Offer as such issuance will occur after these record dates. Common Stock issued pursuant to the Offer will be entitled to receive the monthly distribution expected to be payable in March.
Certain key terms of the Offer include:

•
Holders of Common Stock on the Record Date (“Record Date Stockholders”) will receive one Right for each outstanding share of Common Stock owned on the Record Date. The Rights entitle the holders to purchase one new share of Common Stock for every three Rights held (1-for-3); however, any Record Date Stockholder who owns fewer than three shares of Common Stock as of the Record Date will be entitled to subscribe for one share of Common Stock. Fractional shares of Common Stock will not be issued.

•
The subscription price per share of Common Stock (the “Subscription Price”) will be determined on the expiration date of the Offer, which is currently expected to be February 19, 2025, unless extended by the Fund (the “Expiration Date”), and will be equal to 92.5% of the average of the last reported sales price of a share of Common Stock of the Fund on the NYSE American on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the Fund’s net asset value (“NAV”) per share of Common Stock at the close of trading on the NYSE American on the Expiration Date, the Subscription Price will be 90% of the Fund’s NAV per share of Common Stock at the close of trading on the NYSE American on that day.

•
Record Date Stockholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional shares of Common Stock which were not subscribed for by other holders of Rights at the Subscription Price. Investors who are not Record Date Stockholders but who otherwise acquire Rights, including in the secondary market, are currently expected not to be entitled to subscribe for any additional shares of Common Stock. If sufficient shares of Common Stock are available, all Record Date Stockholders’ over-subscription requests will be honored in full. If these requests exceed available shares of Common Stock, they will be allocated pro rata among those fully exercising Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

•
Rights will be transferable and are expected to be admitted for trading on the NYSE American under the symbol “NRO RTWI”, initially trading “when-issued” on January 22, 2025.  The Rights will begin trading with regular settlement under the symbol “NRO RT” on or about January 24. The rights will cease trading at the close on February 18, 2025, one day before the Offer’s Expiration Date (unless extended). During the course of the Offer, common stockholders may choose to sell their Rights.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to disseminate subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Stockholders shortly following the Record Date. Brokers, custodians or trust companies may send notices to common stockholders shortly thereafter. To exercise or sell their Rights, common stockholders who hold their Common Stock through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common stockholders who do not hold Common Stock through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The Fund will pay expenses associated with the Offer, which will be borne indirectly by the Fund’s common stockholders. The Fund reserves the right to modify, postpone or cancel the Offer.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

EQ Fund Solutions, LLC
55 Challenger Road, 2nd Floor
Ridgefield Park, NJ 07660
(866) 387-0017

About Neuberger Berman Real Estate Securities Income Fund Inc. The Fund’s investment objective is high current income. Capital appreciation is a secondary investment objective for the Fund. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by real estate companies, including real estate investment trusts. The Fund may invest up to 20% of its total assets in debt securities of any credit quality (including convertible and non-convertible debt securities) and up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.

About Neuberger Berman

Neuberger Berman is an employee-owned, private, independent investment manager founded in 1939 with over 2,800 employees in 26 countries. The firm manages $509 billion of equities, fixed income, private equity, real estate and hedge fund portfolios for global institutions, advisors and individuals. Neuberger Berman’s investment philosophy is founded on active management, fundamental research and engaged ownership. The PRI identified the firm as part of the Leader’s Group, a designation awarded to fewer than 1% of investment firms for excellence in environmental, social and governance practices. Neuberger Berman has been named by Pensions & Investments as the #1 or #2 Best Place to Work in Money Management for each of the last ten years (firms with more than 1,000 employees). Visit www.nb.com for more information. Data as of September 30, 2024.
# # #

Statements made in this release that look forward in time involve risks and uncertainties. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Fund's performance, a general downturn in the economy, competition from other closed end investment companies, changes in government policy or regulation, inability of the Fund’s investment adviser to attract or retain key employees, inability of the Fund to implement its investment strategy, inability of the Fund to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations.